Trade Accounts Receivables and Other Current Assets - Schedule of Other Current Assets (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2014	Dec. 31, 2013	Apr. 16, 2013
Receivables [Abstract]
Insurance claims for recoveries	$ 189
Refund of value added tax	453	312
Prepaid expenses	464	247
Current portion of deferred debt issuance cost	1,149	1,116
Other receivable	1,703	139
Total other current assets	$ 3,958	$ 1,814	$ 89